UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  March 25, 2003

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of January 1, 2003, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2003-1 Home Equity Mortgage Pass-Through Certificates, Series 2003-1)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-100669-01              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of January 1, 2003 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

     On March 25, 2003 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on March 25, 2003 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust  Series  2003-1 Home Equity
Mortgage Pass-Through Certificates, Series 2003-1
---------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  March 27, 2003             By:   /s/  Thomas Britt
                                  ---------------------------------------
                                      Thomas Britt
                                      Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         March 25, 2003

                                  Exhibit 99.1


             Monthly Certificateholder Statement on March 25, 2003



                    Credit Suisse First Boston, Home Equity Mortgage Trust, Series 2003-1
                                Statement to Certificate Holders
                                      March 25, 2003


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        80,000,000.00    78,284,366.91   1,803,075.84    266,917.07    2,069,992.91    0.00            0.00       76,481,291.07
A2        57,700,000.00    56,462,599.63   1,300,468.45     80,639.57    1,381,108.02    0.00            0.00       55,162,131.18
AR               100.00             0.00           0.00          0.00            0.00    0.00            0.00                0.00
M1        14,450,000.00    14,450,000.00           0.00     28,504.63       28,504.63    0.00            0.00       14,450,000.00
M2        11,475,000.00    11,475,000.00           0.00     32,453.53       32,453.53    0.00            0.00       11,475,000.00
B          6,375,000.00     6,375,000.00           0.00     24,227.66       24,227.66    0.00            0.00        6,375,000.00
P                100.00           100.00           0.00      7,959.55        7,959.55    0.00            0.00              100.00
TOTALS   170,000,200.00   167,047,066.54   3,103,544.29    440,702.01    3,544,246.30    0.00            0.00      163,943,522.25

X1       170,000,100.00   167,046,966.54           0.00          0.00            0.00    0.00            0.00      165,018,030.97
X2                 0.00             0.00           0.00          0.00            0.00    0.00            0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1      22541NYP8       978.55458638     22.53844800        3.33646338      25.87491138      956.01613838    A1        4.091500 %
A2      22541NYQ6       978.55458631     22.53844801        1.39756620      23.93601421      956.01613830    A2        1.836250 %
AR      22541NYR4         0.00000000      0.00000000        0.00000000       0.00000000        0.00000000    AR       11.061891 %
M1      22541NYS2     1,000.00000000      0.00000000        1.97263875       1.97263875    1,000.00000000    M1        2.536250 %
M2      22541NYT0     1,000.00000000      0.00000000        2.82819434       2.82819434    1,000.00000000    M2        3.636250 %
B       22541NYU7     1,000.00000000      0.00000000        3.80041725       3.80041725    1,000.00000000    B         4.886250 %
P       22541NYV5     1,000.00000000      0.00000000   79,595.50000000  79,595.50000000    1,000.00000000    P        11.061891 %
TOTALS                  982.62864714     18.25612140        2.59236171      20.84848312      964.37252574

X1      22541NYW3       982.62863692      0.00000000        0.00000000       0.00000000      970.69372883    X1        0.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Scott B. Rubin
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4507
                               Fax: 212) 623-5930
                           Email: scott.b.rubin@chase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



Sec. 4.06(a)(i)       Principal Remittance Amount                                                                   2,028,935.57

                      Scheduled Principal Payments                                                                    109,160.99

                      Principal Prepayments                                                                         1,865,551.99

                      Curtailments                                                                                     53,914.79

                      Cutailment Interest Adjustments                                                                     313.19

                      Repurchase Principal                                                                                  0.00

                      Substitution Amounts                                                                                  0.00

                      Net Liquidation Proceeds                                                                              0.00

                      Other Principal Adjustments                                                                          -5.39

                      Gross Interest                                                                                1,566,461.88

                      Recoveries from Prior Loss Determinations                                                             0.00

                      Reimbursements of Non-Recoverable Advances Previously Made                                          -44.50

                      Recovery of Reimbursements Previously Deemed Non-Recoverable                                          0.00

Prepayment Penalties  Number of Loans with Respect to which Prepayment Penalties were Collected                                3

                      Balance of Loans with Respect to which Prepayment Penalties were Collected                      166,302.06

                      Amount of Prepayment Penalties Collected                                                          7,958.63

Sec. 4.06(a)(iv)      Beginning Number of Loans Outstanding                                                                4,081

                      Beginning Aggregate Loan Balance                                                            161,915,289.15

                      Ending Number of Loans Outstanding                                                                   4,040

                      Ending Aggregate Loan Balance                                                               159,886,353.58

Sec. 4.06(a)(v)       Servicing Fees                                                                                   67,562.43

                      Trustee Fee & Credit Risk Manager Fee                                                             4,250.28

Sec. 4.06(a)(vii)     Current Advances                                                                                       N/A

                      Aggregate Advances                                                                                     N/A

Section 4.06(a)(viii) Delinquent Mortgage Loans
                       Group 1
                                                                 Principal
                      Category              Number                Balance               Percentage
                      1 Month                  82             4,543,528.68                  2.84 %
                      2 Month                  15               461,050.81                  0.29 %
                      3 Month                  13               488,543.90                  0.31 %
                       Total                  110             5,493,123.39                  3.44 %
                      * Delinquent Bankruptcies are included in the table above.

                      Bankruptcies
                       Group 1
                                            Principal
                       Number               Balance                Percentage
                          2               35,947.40                  0.02 %
                      * Only Current Bankruptcies are reflected in the table above.

                      Foreclosures
                      Group 1
                                           Principal
                      Number               Balance                Percentage
                         0                    0.00                  0.00 %

Section 4.06(a)(xi)   REO Properties
                      Group 1
                                           Principal
                      Number               Balance                Percentage
                         0                    0.00                  0.00 %

Section 4.06(a)(xii)  Current Realized Losses                                                                               0.00

                      Cummulative Realized Losses                                                                           0.00

Sec. 4.06 (a)(xiv)    Amount on Deposit in Pre-Funding Account                                                      5,131,777.39

Sec. 4.06 (a)(xiv)    Capitalized Interest Requirement                                                                 12,747.44



Trigger Event         Trigger Event Occurrence (Effective February 2006)                                                      NO
                      (Is Rolling 3 Month Delinquency Rate > 19% of Sr. Enhancement%?)
                      Rolling 3 Month Delinquency Rate                                                                 0.47149 %
                      Sr. Enhancement Percentage x 19%                                                                 3.83835 %
                                            OR
                      (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                      Cumulative Loss % of Original Aggregate Collateral Balance                                          0.00 %
                      Cumulative Loss Limit                                                                               5.00 %

O/C Reporting         Targeted Overcollateralization Amount                                                         6,800,008.00
                      Ending Overcollateralization Amount                                                           1,074,608.73
                      Ending Overcollateralization Deficiency                                                       5,725,399.27
                      Overcollateralization Release Amount                                                                  0.00
                      Monthly Excess Interest                                                                       1,074,608.73
                      Payment to Class X-1                                                                                  0.00






                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
